THIRD AMENDMENT OF
SECOND AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

THIS THIRD AMENDMENT OF SECOND AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT ("Amendment") is made this 27th day of August, 2024 among FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender"), CARDINAL ETHANOL, LLC, an Indiana limited liability company ("Cardinal Ethanol"), and CARDINAL COLWICH, LLC, a Kansas limited liability company ("Cardinal Colwich, and together with Cardinal Ethanol collectively, "Borrower"). This Amendment amends that certain Second Amended and Restated Construction Loan Agreement dated January 31, 2024 among Lender and Borrower (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described and provided for in the Loan Agreement to Borrower;

WHEREAS, pursuant to that certain First Amendment of Second Amended and Restated Construction Loan Agreement dated April 30, 2024, the time for Borrower to complete certain post-closing matters provided for in the Loan Agreement was extended;

WHEREAS, pursuant to that certain Second Amendment of Second Amended and Restated Construction Loan Agreement dated May 1, 2024, the Permitted Debt definition was modified as provided for therein;

WHEREAS, Cardinal Ethanol has advised Lender that the APP Improvements have achieved APP Substantial Completion and has requested the APP Loan Conversion, and under the terms of this Amendment, Lender has agreed;

WHEREAS, Cardinal Ethanol has advised Lender that it desires to transfer an approximate 1.3 acre tract of the Project to facilitate the expansion of an electric substation located near the Project, and has requested that Lender consent to such transfer and release the portion being conveyed from the property being encumbered by the Mortgage against the Project, and Lender has agreed; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. Capitalized terms used in this Amendment which are defined in the Loan Agreement, as amended, shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment; provided, however, that from and after the date of this Amendment, all references to the "Agreement" in the Loan Agreement and the "Loan Agreement" in the other Loan Documents will be deemed to refer to the Loan Agreement as modified by this Amendment. This Amendment shall be construed in accordance with the rules of construction provided for in Section 1.02 of the Loan Agreement.

2. The defined term "APP Completion Date" in Section 1.01 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

> "APP Completion Date" means August 27, 2024, or such other date as is approved in writing by the Lender.

3. The officer executing this Amendment on behalf of Cardinal Ethanol hereby certifies to Lender that APP Substantial Completion has been achieved with respect to the APP Improvements, including that the Contractor of the APP Improvements has executed and delivered a total and final lien waiver for the construction of the APP Improvements and that Cardinal Ethanol has obtained all necessary Permits and certificates of occupancy to operate the APP Improvements. The parties agree that this Section 3 of this Amendment constitutes the certificate required in Section 2.04(b)(ii)(1) of the Loan Agreement and satisfies such requirement to APP Loan Conversion.

4. Borrowers and Lender agree to effect the APP Loan Conversion as contemplated in this Amendment. Borrowers and Lender acknowledge that no further APP Construction Advances, Working Capital Advances, or any other advances may be requested on the Declining Revolving Credit Loan. Under this Amendment, the Declining Revolving Credit Loan is terminated and being refinanced in full by the APP Term Loan.

5. Section 2.04(b) of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

> (b) APP Term Loan.
>
> (i) Cardinal Ethanol shall pay accrued interest on the outstanding principal balance of the APP Term Loan on the same day that the principal installments payments on the APP Term Loan are due as set forth below, until the APP Term Loan Maturity Date when all accrued but unpaid interest on the APP Term Loan shall be paid by Cardinal Ethanol in full.
>
> (ii) Cardinal Ethanol shall pay the outstanding principal balance of the APP Term Loan in equal monthly installments of

$311,700.85 commencing on September 1, 2024 and continuing on the same day of each month thereafter until the APP Term Loan Maturity Date when the outstanding principal balance of the APP Term Loan, together with accrued and unpaid interest, shall be paid by Cardinal Ethanol in full.

(iii) Within 120 days after the end of each of Borrowers' fiscal years commencing with the fiscal year ending September 30, 2024, Borrowers shall calculate and report to the Lender the amount of Borrowers' Excess Cash Flow for such ended fiscal year. Within 120 days following the end of each such fiscal year, Borrowers will pay to the Lender as a mandatory prepayment on the APP Term Note the lesser of (i) forty percent (40%) of such Excess Cash Flow calculated by Borrowers for such fiscal year or (ii) $7,200,000. Borrowers shall not be obligated to pay in excess of $18,000,000 in the aggregate of the foregoing Excess Cash Flow prepayments. Borrowers' payment of Excess Cash Flow shall be applied by the Lender to the principal due on the APP Term Note in the inverse order of the due dates on the APP Term Note and shall not release Cardinal Ethanol from making the scheduled payments of principal or interest otherwise required by this Agreement on the APP Term Note or otherwise. Upon payment in full of the APP Term Note or the application of Excess Cash Flow prepayments up to and including $18,000,000, Borrowers shall no longer be obligated to make the payments of Excess Cash Flow required in this Section. No payment of Excess Cash Flow shall trigger or obligate Borrowers to pay to the Lender any prepayment fees or premiums.

6. To further evidence APP Loan Conversion, Cardinal Ethanol will execute and deliver to Lender the APP Term Note in form and substance acceptable to Lender.

7. Cardinal Ethanol has informed Lender that Cardinal Ethanol desires to transfer an approximate 1.3 acre parcel of the Project to Indiana Michigan Power Company for the purpose of expanding an electrical substation near the portion of the Project to be transferred. Such transfer may be in the form of a gift. Cardinal Ethanol has requested that Lender consent to such transfer and that Lender release its Mortgage encumbering the parcel to be transferred. Cardinal Ethanol represents and warrants to Lender that the parcel to be transferred to Indiana Michigan Power Company is inconsequential to the operation of the Project and will have no Material Adverse Effect. Lender consents to such transfer of a 1.3 parcel of the Project to Indiana Michigan Power Company for the purpose of expanding the nearby electrical substation. In addition, upon receipt of a legal description for the parcel being transferred, Lender agrees to release from the Lien of the Mortgage only the property being transferred. The remainder of the Project shall remain encumbered by such Mortgage. The foregoing consent and agreement relate only to the transactions specifically provided for and described above. It does not establish any pattern, practice, or course of dealing with respect to compliance with the terms of the Loan Agreement and other Loan Documents. Lender expects that

Borrowers will comply with all terms of the Loan Agreement and the Loan Documents throughout the term of the Loan Agreement.

8. This Amendment shall not be effective until Lender has received each of the following (each in form and substance acceptable to Lender) or the following conditions have been satisfied:

(a) This Amendment, duly executed by the Borrowers, Guarantors, and Lender;

(b) The APP Term Note executed and delivered by Cardinal Ethanol in favor of Lender;

(c) Cardinal Ethanol has paid all outstanding interest on the Declining Revolving Credit Loan; and

(d) Such other matters as the Lender may reasonably require.

9. Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed, and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to "this Agreement" included references to this Amendment. Borrower represents, warrants, and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

11. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly

provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will jointly and severally pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's joint and several obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA, a national banking association

By: [signature]
Title: Sr. Director Agribusiness Banking

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: [signature]
Title: CFO

CARDINAL COLWICH, LLC, a Kansas limited liability company

By: [signature]
Title: President

The undersigned Guarantors each acknowledge and agree to this Amendment and ratify and reaffirm their obligations under their respective Guaranty on this 27th day of August, 2024:

CARDINAL ETHANOL EXPORT SALES, INC.

By: [signature]
Title: President

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: [signature]
Title: CFO

CARDINAL COLWICH, LLC, a Kansas limited liability company

By: [signature]
Title: President